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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  December 8, 1997


                            COMPUCOM SYSTEMS, INC.,
            (Exact name of registrant as specified in its charter)


                                   DELAWARE
                (State or other jurisdiction of incorporation)


            000-14371                                 38-2363156
      (Commission File Number)             (IRS Employer Identification No.)

                              ------------------


                          10100 N. Central Expressway
                             Dallas, Texas  75231
          (Address of principal executive office, including zip code)

                                (214) 265-3600
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

       On December 8, 1997, ClientLink, Inc., a subsidiary of the Company, issued the following press release:

CLIENTLINK, INC.


FOR IMMEDIATE RELEASE

Monday, December 8, 7:59 am Eastern Time

Company Press Release

ClientLink, Inc. Files Registration Statement with the Securities and Exchange Commission

ALPHARETTA, Ga. (BUSINESS WIRE)--DEC. 8, 1997 -- ClientLink, Inc. ("ClientLink") announced that it filed a registration statement with the Securities and Exchange Commission for an initial public offering of shares of its common stock. The offering is to be made through an underwriting syndicate managed by The Robinson-Humphrey Company, LLC and Lehman Brothers, Inc.

ClientLink, headquartered in Alpharetta, Ga., designs, develops and implements customized information technology solutions for large businesses. ClientLink is a majority-owned subsidiary of CompuCom Systems, Inc., a leading provider of network integration services and distributed desktop products for large corporate customers nationwide.

The offering is expected to include an as yet undetermined number of shares to be sold for the accounts of existing stockholders of ClientLink, including CompuCom. The total size of the offering and the price will not be definitively established until the commencement of the offering, which is expected to be February 1998.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. A preliminary prospectus relating to the offering may be obtained from The Robinson-Humphrey Company, LLC, 3333 Peachtree Rd., Atlanta, Ga., 30326.

CompuCom Systems, Inc., headquartered in Dallas, Texas, is a leading provider of network integration services and distributed desktop products for large corporate customers nationwide. CompuCom's services include: LAN/WAN projects, consulting and asset tracking; network management, help desk and field engineering; procurement, configuration, distribution and software management. CompuCom is accessible via the Internet at http://www.compucom.com.
                                           -----------------------

Contact:

   ClientLink, Inc.
   James H. Hamilton, 770/663-3900
   or
   CompuCom Systems, Inc.
   M. Lazane Smith, 972/656-3755


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COMPUCOM SYSTEMS, INC.
                                        (Registrant)




Date:  December 8, 1997                 By:  /s/ M. Lazane Smith
                                            ____________________________________
                                            M. Lazane Smith,
                                            Senior Vice President, Finance and
                                            Chief Financial Officer